UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 20, 2022 (May 17, 2022)

ALR TECHNOLOGIES INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-30414	88-0225807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7400 Beaufont Springs Drive

Suite 300

Richmond, Virginia 23225

(Address of Principal Executive Offices) (Zip Code)

(804) 554-3500

Registrant’s telephone number, including area code

(Former Name or Former Address

if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	ALRT	OTC US

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Agreement and Plan of Merger to Change Company’s Domicile

On May 17, 2022, ALR Technologies Inc. (the “Company”) entered into an Agreement and Plan of Merger and Reorganization (the “Redomicile Merger Agreement”) with ALR Technologies SG Pte. Ltd., a Singapore company limited by shares (“ALR Singapore”), and its wholly-owned subsidiary, ALRT Delaware, Inc., a Delaware corporation (“ALR Delaware”), relating to a proposed merger transaction for the sole purpose of changing the Company’s jurisdiction of incorporation from Nevada to Singapore.

The Redomicile Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, ALR Delaware will merge with and into the Company (the “Redomicile Merger”), and the Company will be the surviving entity and a wholly-owned subsidiary of ALR Singapore. ALR Delaware will cease to exist. At the closing of the Redomicile Merger, the stockholders of the Company will exchange their shares of common stock, and any options or warrants to purchase shares of common stock which they might hold, on a one-for-one basis, for ordinary shares (“ALR Singapore Ordinary Shares”) and options or warrants to subscribe for ALR Singapore Ordinary Shares, as applicable.

In order to facilitate the Redomicile Merger and to comply with Singapore law, (i) ownership of ALR Singapore, which was previously a wholly-owned subsidiary of the Company, was transferred to KAD, a Singapore private company owned by trust entities controlled by the Company’s CEO, Sidney Chan, and (ii) ALR Singapore formed ALR Delaware as a new subsidiary corporation.

At the effective time of the Redomicile Merger (the “Effective Time”) ALR Singapore, together with the Company as its subsidiary, will own and continue to conduct the Company’s business in substantially the same manner as is currently being conducted by the Company and its subsidiaries. Accordingly, for holders of Company common stock, much will remain unchanged following the Redomicile Merger. There will be some differences in stockholder rights, given the differences between the laws of Nevada and Singapore as they relate to companies incorporated in those jurisdictions. The ALR Singapore Ordinary Shares are expected to trade on the OTCQB under the same ticker symbol under which the Company’s shares of common stock are currently traded (ALRT), and are expected to begin trading on the OTCQB as soon as possible following the Effective Time.

The Redomicile Merger Agreement contains customary closing conditions, including, among others, approval of the Redomicile Merger by the Company’s stockholders, the effectiveness of the registration statement on Form F-4 to be filed by ALR Singapore related to the Redomicile Merger, and receipt of required regulatory approvals. The consent of the holders of a majority of the outstanding shares of the Company’s common stock entitled to vote is required to approve and adopt the Redomicile Merger Agreement. The Board of Directors of the Company believes that the Redomicile Merger is advisable and in the best interests of the Company and its stockholders.

Pursuant to the Redomicile Merger Agreement, the Board of Directors of the Company may exercise its discretion to terminate the agreement, and therefore abandon the Redomicile Merger, at any time prior to the Effective Time, including after the adoption of the Redomicile Merger Agreement by the Company’s stockholders.

The consolidated assets and liabilities of ALR Singapore and the Company, as its wholly-owned subsidiary, immediately after the Redomicile Merger and at the Effective Time, will be identical to the assets and liabilities of the Company immediately prior to the Redomicile Merger. The officers and directors of the Company immediately before the Redomicile Merger becomes effective will also serve as officers and directors of ALR Singapore at the Effective Time. In addition, pursuant to Singapore law, ALR Singapore is required to appoint certain officers and to have at least one director who is ordinarily resident in Singapore. Therefore, prior to the Redomicile Merger, and continuing upon effectiveness of the Redomicile Merger, ALR Singapore will appoint Benjamin Szeto, as Secretary and Chief Legal Counsel, and Christine Kan, the spouse of CEO Sidney Chan, as Vice President. Mr. Szeto and Ms. Kan are both residents of Singapore. Additionally, Ms. Kan, who is currently serving as a director of ALR Singapore, will continue to serve as a locally resident director following the Redomicile Merger. After the Redomicile Merger, it is also anticipated that at least initially, the officers and directors of the Company, as the wholly-owned subsidiary of ALR Singapore, will remain the same as prior to the Redomicile Merger. The Redomicile Merger will not result in any material change to the Company’s business and will not have any effect on the relative equity interests of the Company’s stockholders.

The Redomicile Merger Agreement has been approved by the Boards of Directors of each of the Company, ALR Singapore, and ALR Delaware. Subject to the required approval of the Company’s stockholders, requisite regulatory approvals, the effectiveness of the registration statement on Form F-4 to be filed by ALR Singapore related to the Redomicile Merger, and other customary closing conditions, the Redomicile Merger is expected to be completed during the third quarter of 2022.

The foregoing summary of the Redomicile Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Redomicile Merger Agreement, which is attached hereto as Exhibit 2.1, and is incorporated herein by reference.

Additional information about the Redomicile Merger and where to find it: In connection with the proposed Redomicile Merger, ALR Singapore intends to file with the United States Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4 to register the ordinary shares of ALR Singapore to be issued to the stockholders of the Company. The registration statement will include a prospectus/information statement of the Company which will be sent to the stockholders of the Company in connection with approval of the Redomicile Merger and related matters by the stockholders of the Company, in addition to other matters. In addition, the Company may file other relevant documents concerning the proposed Redomicile Merger with the SEC.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Stockholders of the Company are urged to read the registration statement on Form F-4 and the prospectus/information statement included within the registration statement, and any other relevant documents to be filed with the SEC in connection with the proposed Redomicile Merger, because they will contain important information about the Company, ALR Singapore, and the proposed transaction.

Item 7.01. Regulation FD Disclosure.

On May 20, 2022, the Company issued a press release reporting the Redomicile Merger Agreement. The full text of the press release is furnished herewith as Exhibit 99.1.

Caution Concerning Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that describe future outcomes or expectations that are usually identified by words such as “will,” “should,” “could,” “plan,” “intend,” “expect,” “continue,” “forecast,” “believe,” and “anticipate” and include, for example, any statement made regarding the Company’s future plans. Actual results may differ materially as a result of various risks and uncertainties, including circumstances or developments that may make the Company unable to implement or realize the anticipated benefits, or that may increase the costs, of its current business initiatives, and those other risks and uncertainties expressed in the cautionary statements and risk factors in the Company’s annual report on Form 10-K and other filings with the SEC. The Company may not be able to predict and may have little or no control over many factors or events that may influence its future plans, operations, and results and, except as required by law, shall have no obligation to update any forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
Number	Description

2.1	Agreement and Plan of Merger and Reorganization dated May 17, 2022 by and among ALR Singapore, ALR Delaware, and the Company

99.1	Press Release dated May 20, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2022	ALR TECHNOLOGIES INC.

	By:	/s/ Sidney Chan
Name: Sidney Chan
	Title:	Chief Executive Officer and Chairman of the Board of Directors